UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2025

Sunoco LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	No. 001-35653	30-0740483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	8111 Westchester Drive, Suite 400 Dallas, Texas	75225
	(Address of Principal Executive Offices)	(Zip Code)

(214) 981-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 5, 2025, Sunoco LP, a Delaware limited partnership (“Sunoco”), and Parkland Corporation, a corporation organized and existing under the laws of the Province of Alberta, Canada (“Parkland”), issued a joint press release announcing their entry into an Arrangement Agreement, dated as of May 4, 2025 (the “Agreement”), with NuStar GP Holdings, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Sunoco (“SUNCorp”), and 2709716 Alberta Ltd., a corporation organized and existing under the laws of the Province of Alberta, Canada, pursuant to which, among other things, and on the terms and subject to the conditions set forth therein (i) Sunoco will acquire all of the issued and outstanding common shares of Parkland and (ii) Parkland shareholders will receive (subject to an election mechanism and proration procedures in the Agreement) consideration in the form of cash and common units representing limited liability company interests in SUNCorp, which, upon the closing, will become a publicly traded company. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Additionally, on May 5, 2025, Sunoco and Parkland issued a joint investor presentation, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco and Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals, the creation of SUNCorp and approval of the listing of the SUNCorp units on the New York Stock Exchange, and receipt of Parkland shareholder approval; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; those risks described in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2025. Those disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

Important Information about the Transaction and Where to Find It

In connection with the potential transaction between Sunoco and Parkland, SUNCorp intends to file any relevant materials with the SEC, which may include a registration statement on Form S-4 and/or Form S-1, which registration statement, if and when filed, will contain a preliminary prospectus of SUNCorp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROSPECTUS, IF AND WHEN FILED, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement / prospectus (if and when available) and other documents filed with the SEC by Sunoco or SUNCorp through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco or SUNCorp will also be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors or by contacting the contact below.

No Offer or Solicitation

This current report on Form 8-K is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release, dated as of May 5, 2025.

99.2	Joint Investor Presentation, dated as of May 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
By: SUNOCO GP LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

Date: May 5, 2025